                                                                               .
                                                                               .
                                                                               .
                                                                    EXHIBIT 99.2

                           CARBONES DEL GUASARE, S.A.
                            CONDENSED BALANCE SHEETS


                                                         (UNAUDITED)       (AUDITED)
                                                        SEPTEMBER 30,     DECEMBER 31,
                                                             2004             2003
                                                        -------------     ------------
                                                          (THOUSANDS OF U.S. DOLLARS)
                                     ASSETS

CURRENT ASSETS:
  Cash and cash equivalents                                    36,058           33,986
  Accounts receivable -
    Shareholders and related companies                         84,144           57,220
    Employees and other                                         3,102              972
    Advances to suppliers and other                               659            1,039
  Inventories, net                                             26,523           15,728
  Prepaid expenses                                                185              211
  Value added tax                                              16,982           14,170
                                                         ------------     ------------
           TOTAL CURRENT ASSETS                               167,653          123,326
Long-term accounts receivable                                   1,806            1,940
Fixed assets, net                                              62,149           64,567
Net deferred income tax                                         2,530            2,530
Asset retirement obligations                                      919              960
Other assets                                                       26               72
                                                         ------------     ------------
           TOTAL ASSETS                                       235,083          193,395
                                                         ============     ============

                      LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
  Bank loans                                                    5,208            6,250
  Accounts payable -
    Contractors and suppliers                                  39,253           26,149
    Shareholder and related companies                          17,672            3,443
  Accruals and other payables                                  10,738           10,243
  Taxes                                                        15,467           10,676
                                                         ------------     ------------
           TOTAL CURRENT LIABILITIES                           88,338           56,761
Accrual for employee termination benefits                       1,357            1,274
Provision for asset retirement obligations                      2,897            2,823
                                                         ------------     ------------
           TOTAL LIABILITIES                                   92,592           60,858
                                                         ------------     ------------
Commitments and contingencies

SHAREHOLDERS' EQUITY
    Capital stock                                              79,699           79,699
    Additional paid-in capital                                  1,014            1,014
    Treasury stock                                             (1,034)          (1,034)
    Retained earnings -
       Legal reserve                                            1,135            1,135
       Unappropriated                                          61,677           51,723
                                                         ------------     ------------
              TOTAL SHAREHOLDERS' EQUITY                      142,491          132,537
                                                         ------------     ------------
              TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY      235,083          193,395
                                                         ============     ============

                           CARBONES DEL GUASARE, S.A.
                    UNAUDITED CONDENSED STATEMENTS OF INCOME
                          (THOUSANDS OF U.S. DOLLARS)


                                                                            (UNAUDITED)
                                                                     NINE MONTH - PERIOD ENDED
                                                              SEPTEMBER 30, 2004    SEPTEMBER 30, 2003
                                                              ------------------    ------------------
Income:
  Sales of coal                                                   $ 185,871              $ 149,444

Costs and expenses:
  Operating costs                                                    92,789                 76,278
  General, selling and administrative expenses                        6,282                  5,660
  Contractor compensation                                             2,996                  3,640
  Depreciation                                                        9,363                 10,580
  Accretion expense                                                      74                     70
  Leasing of coal mines                                              18,455                 14,861
  Exploitation tax                                                    4,468                  3,075
                                                                  ---------              ---------
            OPERATING INCOME                                         51,444                 35,280

  Interest income                                                       367                    971
  Interest expenses                                                    (656)                (1,281)
  Other income(Expenses) net                                           (252)                   970
  Remeasurement adjustment                                           (2,275)                 1,659
                                                                  ---------              ---------
           Income before taxes                                       48,628                 37,599
Taxes                                                                18,670                  9,776
                                                                  ---------              ---------
           NET INCOME                                             $  29,958              $  27,823
                                                                  =========              =========

                           CARBONES DEL GUASARE, S.A.
                  UNAUDITED CONDENSED STATEMENTS OF CASH FLOWS
                           (THOUSANDS OF U.S. DOLLARS)

                                                                                (UNAUDITED)
                                                                         NINE MONTH - PERIOD ENDED
                                                                  SEPTEMBER 30, 2004   SEPTEMBER 30, 2003
                                                                  ------------------   ------------------
Net cash provided by (used in) operating activities               $          28,527    $          (6,294)

Net cash used in investing activities:
  Additions to fixed assets                                                  (6,905)              (2,077)


Cash flows from financing activities:
 New borrowings                                                               5,208               34,375
 Repayments                                                                  (6,250)             (25,000)
 Dividends paid                                                             (20,004)             (10,004)
                                                                  -----------------    -----------------
 Net cash used in financing activities                                      (21,046)                (629)

Effect of remeasurement adjustment on cash and cash equivalents               1,496                 (449)

Cash and Cash equivalents:
                                                                  -----------------    -----------------
  Net change for the period                                                   2,072               (9,449)
  At the beginning of the period                                             33,986               55,230
                                                                  -----------------    -----------------
  At the end of the period                                                   36,058    $          45,781
                                                                  =================    =================
Supplementary Information:
  Cash paid during the period for -
    Interest                                                      $             730    $             818
    Taxes                                                                    12,482               24,605

                           CARBONES DEL GUASARE, S.A.

                   NOTES TO THE UNAUDITED FINANCIAL STATEMENTS
                           SEPTEMBER 30, 2004 AND 2003





     1. PREPARATION OF INTERIM FINANCIAL STATEMENTS

The accompanying unaudited condensed financial statements as of September 30, 2004 and for the nine-month periods ended September 30, 2004 and 2003, and the notes thereto, are unaudited. However, in the opinion of management, these financial statements reflect all normal, recurring adjustments necessary for a fair presentation of the results of the periods presented. The balance sheet information as of December 31, 2003 has been derived from the Company's audited balance sheet. The comparative information as of December 31, 2003 is available from the audited financial statements.

The results of operations for the nine month - period ended September 30, 2004 are not necessarily indicative of the results to be expected for future quarter or for the year ending December 31, 2004.

For purposes of these unaudited condensed financial statements, certain information and disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been omitted. These unaudited statements should be read in conjunction with the audited financial statements and notes as of December 31, 2003 included elsewhere in this document.


     2. SIGNIFICANT ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     3. INVENTORIES

Inventories at September 30, 2004 and at December 31, 2003 comprise the following:

                                                   September 30,    December 31,
                                                        2004            2003
                                                   -------------   -------------
                                                           (Thousands of
                                                           U.S. dollars)
Coal                                                       5,481           4,039
Spare parts and supplies, net of provision for
  obsolescence of US$3,200,000 in 2004 and 2003           21,042          11,689
                                                   -------------   -------------
                                                          26,523          15,728
                                                   =============   =============

At September 30, 2004, coal inventories amount to 361,999 metric tons (164,335 metric tons at December, 2003).

At September 30, 2004, US$6.6 million of the spare parts and supplies balance is classified as low or slow-moving based on subledgers. The Company has set aside a provision for inventory obsolescence amounting to US$3.2 million.

     4. INCOME TAX PROVISION

The company calculates the provision for income taxes for interim periods, by applying to the income before taxes, the rate which is expected to be the effective tax rate at the end of the year.

     5. SHAREHOLDERS' EQUITY

Change in shareholder's equity from January 1, 2004 to September 30, 2004 comprises the following:

                                             (Thousands of U.S. dollars)
Balance at January 1, 2004                            132,537
Dividends paid                                        (20,004)
Net income of the period                               29,958
                                                      -------
Balance at September 30, 2004                         142,491
                                                      =======